Exhibit 10.40

Greenway Investments International Ltd.

September 30, 2021

Matt Simpson

Brazil Potash Corp.

198 Davenport Road

Toronto, Ontario

M5R 1J2

Dear Mr. Simpson:

Re: Maturity Date Extension

Further to our recent discussions, in accordance with Paragraph 2 of the Loan Agreement, Greenway Investments International Ltd. hereby confirms the extension of the Maturity Date of the Loan from September 1, 2021 to June 30, 2022.

As of the date hereof, the aggregate amount owing to Greenway Investments International Ltd. pursuant to the Loan Agreement is CAD$187,484.93, consisting of CAD$175,000 in Principal and CAD$12,484.93 in interest. All capitalized terms referred to herein have such meaning as set out in the Loan Agreement.

Kindly indicate your agreement and acceptance of the extension of the Maturity Date and amounts owing set forth herein by executing the below.

Yours very truly,

Greenway Investments International Ltd.

/s/ Fred Leigh
Fred Leigh, Director

Accepted and agreed as of the date first written above:

BRAZIL POTASH CORP.

/s/ Matt Simpson
Matt Simpson, CEO